EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

IVY FUNDS

Supplement dated April 27, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016 and March 30, 2016

The following replaces the “Portfolio Managers” section for Ivy Emerging Markets Equity Fund on page 88:

Portfolio Manager(s)

Frederick Jiang, Senior Vice President of IICO, has managed the Fund since February 2004, and Jonas Krumplys, Senior Vice President of IICO, has managed the Fund since March 2014. Effective May 14, 2016, Mr. Jiang will no longer serve as a co-manager of the Fund.

The following is added as a new paragraph following the second paragraph of the “Portfolio Management” section for Ivy Emerging Markets Equity Fund on page 219:

Effective May 14, 2016, Mr. Jiang will no longer serve as a co-manager of the Fund.

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IVY FUNDS

Supplement dated April 27, 2016 to the

Ivy Funds Statement of Additional Information

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016 and March 30, 2016

Effective May 14, 2016, Frederick Jiang will no longer serve as a co-manager of Ivy Emerging Markets Equity Fund. Accordingly, effective May 14, 2016, all references and information related to Mr. Jiang are deleted in their entirety.

*****

IVY FUNDS

Supplement dated May 6, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016, March 30, 2016 and April 27, 2016

The following replaces the “Portfolio Manager” section for Ivy Managed International Opportunities Fund on page 119:

Portfolio Manager(s)

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since April 2007. Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund. At that time, F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, will become co-managers of the Fund.

The following replaces the “Portfolio Managers” section for Ivy Asset Strategy Fund on page 125:

Portfolio Managers

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since January 1997, and Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Fund since August 2014. Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund.

The following is inserted following the final sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund” section on page 218:

Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund.

The following is inserted following the final sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Managed International Opportunities Fund” section on page 221:

Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund. At that time, F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, will become co-managers of the Fund. Biographical information for Mr. Brundige and Ms. Prince-Fox is listed above under The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund.

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IVY FUNDS

Supplement dated June 8, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016, March 30, 2016, April 27, 2016 and May 6, 2016

The following is inserted following the last sentence of the “Portfolio Managers” section for Ivy Large Cap Growth Fund on page 16:

Effective August 1, 2016, Mr. Sanders will no longer serve as a manager of the Fund. At that time, Bradley M. Klapmeyer, Vice President of IICO, will become a co-manager of the Fund.

The following replaces the “Portfolio Managers” section for Ivy LaSalle Global Real Estate Fund on page 147:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, has managed the Fund since May 2015. Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman, Portfolio Manager, will become a co-manager of the Fund.

The following replaces the “Portfolio Managers” section for Ivy LaSalle Global Risk-Managed Real Estate Fund on page 153:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio

Manager, has managed the Fund since May 2015. Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman, Portfolio Manager, will become a co-manager of the Fund.

The following is inserted following the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund” section on page 220:

Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman will become a co-manager of the Fund. Biographical information for Ms. Kaufman is listed below.

The following is inserted as a new paragraph following the fourth paragraph of the “The Management of the Funds — Portfolio Management — Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund” section on page 220:

Lisa L. Kaufman is a Managing Director of LaSalle. She is a North America Deputy Portfolio Manager and Senior Analyst. In her current role, she is responsible for research coverage and security analysis of approximately one-third of the U.S. REIT industry including the regional mall, shopping center, net lease and industrial companies. Effective September 1, 2016, Ms. Kaufman’s responsibilities will include managing separate account portfolios of public North American property companies and the North American portion of LaSalle’s global securities portfolio accounts. Ms. Kaufman received an MBA in Finance from Columbia Business School and an AB in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994.

The following is inserted following the last sentence of the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Large Cap Growth Fund” section on page 221:

Effective August 1, 2016, Mr. Sanders will no longer serve as a manager of the Fund. At that time, Bradley M. Klapmeyer will become a co-manager of the Fund. Biographical information for Mr. Klapmeyer is listed below under The Management of the Funds — Portfolio Management — Ivy Tax-Managed Equity Fund.

*****

IVY FUNDS

Supplement dated September 30, 2016 to the

Ivy Funds Prospectus

dated July 29, 2016

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Large Cap Growth Fund on page 16:

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, has managed the Fund since June 2000 and Bradley M. Klapmeyer, Vice President of IICO, has managed the Fund since August 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy Mid Cap Growth Fund on page 26:

Portfolio Managers

Kimberly A. Scott, Senior Vice President of IICO, has managed the Fund since February 2001, and Nathan A. Brown, Vice President of IICO, has managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy Small Cap Growth Fund on page 35:

Portfolio Managers

Timothy J. Miller, Senior Vice President of IICO, has managed the Fund since April 2010, and Kenneth G. McQuade, Senior Vice President of IICO, and Brad Halverson, Vice President of IICO, have managed the Fund since October 2016.

Effective October 1, 2016, the following table and related footnotes replace the “Annual Fund Operating Expenses” Table (and existing footnotes corresponding to that Table) in the “Fees and Expenses” section for Ivy Municipal High Income Fund on page 81:

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.13%	0.14%	0.10%	0.19%	0.20%
Total Annual Fund Operating Expenses	0.88%	1.64%	1.60%	0.69%	0.95%
Fee Waiver and/or Expense Reimbursement[3,4]	0.00%	0.02%	0.02%	0.01%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.88%	1.62%	1.58%	0.68%	0.88%

[3]

Through July 31, 2018, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses as follows: Class B shares at 1.62%, Class C shares at 1.58%, Class I shares at 0.68% and Class Y shares at 0.94%. Prior to that date, the expense limitation may not be terminated by IICO, IDI, WISC or the Board of Trustees.

[4]

Through July 31, 2017, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IDI, WISC or the Board of Trustees.

[5]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because the Fund had a voluntary waiver that was not reflected above.

Effective October 1, 2016, the following replaces the “Example” section for Ivy Municipal High Income Fund on page 81:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$511	$694	$892	$1,463
Class B Shares	565	815	990	1,739
Class C Shares	161	503	869	1,898
Class I Shares	69	220	383	858
Class Y Shares	90	296	519	1,160

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$511	$694	$892	$1,463
Class B Shares	165	515	890	1,739
Class C Shares	161	503	869	1,898
Class I Shares	69	220	383	858
Class Y Shares	90	296	519	1,160

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Cundill Global Value Fund on page 90:

Portfolio Managers

Jonathan D. Norwood, Vice President, Investments, and Portfolio Manager for Mackenzie, and Richard Y.C. Wong, Vice President, Investments, and Portfolio Manager for Mackenzie, have managed the Fund since March 2016.

Effective October 1, 2016, the following replaces the “Portfolio Managers” section for Ivy Managed International Opportunities Fund on page 127:

Portfolio Managers

John C. Maxwell, Senior Vice President of IICO, and Aaron Young, Vice President of IICO, have managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy Energy Fund on page 144:

Portfolio Managers

David P. Ginther, Senior Vice President of IICO, has managed the Fund since April 2006, and Michael T. Wolverton, Vice President of IICO, has managed the Fund since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy Global Natural Resources Fund on page 150:

Portfolio Managers

David P. Ginther, Senior Vice President of IICO, has managed the Fund since July 2013, and Michael T. Wolverton, Vice President of IICO, has managed the Fund since October 2016.

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund on pages 155 and 162, respectively:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager, and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, has managed the Fund since May 2015. Lisa L. Kaufman, Portfolio Manager, has managed the Fund since September 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy Science and Technology Fund on page 172:

Portfolio Managers

Zachary H. Shafran, Senior Vice President of IICO, has managed the Fund since February 2001, and Bradley J. Warden, Vice President of IICO, has managed the Fund since October 2016.

Effective October 1, 2016, the bold-faced heading of the section “The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund and Ivy Managed International Opportunities Fund” on page 230 is changed to “Ivy Asset Strategy Fund”, and all references to “Ivy Managed International Opportunities Fund” are removed from this section.

Effective immediately, the following replaces the first two paragraphs of the “The Management of the Funds — Portfolio Management” section for Ivy Cundill Global Value Fund on page 231:

Jonathan D. Norwood and Richard Y.C. Wong are primarily responsible for the day-to-day portfolio management of Ivy Cundill Global Value Fund.

Effective October 1, 2016, the following replaces the first two sentences of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Energy Fund and Ivy Global Natural Resources Fund on page 231:

David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day portfolio management of Ivy Energy Fund and Ivy Global Natural Resources Fund. Mr. Ginther has held his Fund responsibilities since the inception of Ivy Energy Fund in April 2006 and for Ivy Global Natural Resources Fund since July 2013.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Energy Fund and Ivy Global Natural Resources Fund on page 231:

Mr. Wolverton has held his Fund responsibilities for each Fund since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as an investment analyst. He was appointed Assistant Vice President in 2012 and has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2013. Mr. Wolverton earned a BS in Accounting from William Jewell College and holds an MBA with an emphasis in Finance from the University of Texas at Austin, McCombs School of Business.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund on page 232:

George J. Noon, Stanley J. Kraska, Jr., Matthew Sgrizzi and Lisa L. Kaufman are primarily responsible for the day-to-day portfolio management of Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund.

Effective immediately, the second paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund on page 232 is deleted in its entirety.

Effective immediately, the following replaces the fifth and sixth paragraphs of the “The Management of the Funds — Portfolio Management” section for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund on page 232:

Lisa L. Kaufman is a Managing Director of LaSalle. She is a North America Deputy Portfolio Manager and Senior Analyst. In her current role, she is responsible for research coverage and security analysis of approximately one-third of the U.S. REIT industry including the regional mall, shopping center, net lease and industrial companies. Ms. Kaufman’s responsibilities also include managing separate account portfolios of public North American property companies and the North American portion of LaSalle’s global securities portfolio accounts. Ms. Kaufman received an MBA in Finance from Columbia Business School and an AB in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994.

Each of George J. Noon, CFA, and Stanley J. Kraska, Jr. has managed each Fund since their inception in April 2013. Matthew Sgrizzi, CFA, has managed each Fund since May 2015. Lisa L. Kaufman, Portfolio Manager, has managed each Fund since September 2016.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Large Cap Growth Fund on page 233:

Daniel P. Becker and Bradley M. Klapmeyer are primarily responsible for the day-to-day portfolio management of Ivy Large Cap Growth Fund.

Effective immediately, the following replaces the second paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Large Cap Growth Fund on page 233:

Mr. Klapmeyer has held his Fund responsibilities for Ivy Large Cap Growth Fund since August 2016. Biographical information for Mr. Klapmeyer is listed below under The Management of the Funds—Portfolio Management—Ivy Tax-Managed Equity Fund.

Effective October 1, 2016, the following is inserted as a new section immediately following the “The Management of the Funds — Portfolio Management — Ivy Limited-Term Bond Fund” section on page 233:

Ivy Managed International Opportunities Fund: John C. Maxwell and Aaron Young are primarily responsible for the day-to-day portfolio management of Ivy Managed International Opportunities Fund. Mr. Maxwell has held his Fund responsibilities since October 2016. Biographical information for Mr. Maxwell is listed above under The Management of the Funds — Portfolio Management — Ivy International Core Equity Fund.

Mr. Young has held his Fund responsibilities since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as a fixed-income analyst with an emphasis in credit research and derivative securities. Mr. Young joined the Asset Strategy team as an investment analyst in 2007. He has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2012. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Mid Cap Growth Fund on page 233:

Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of Ivy Mid Cap Growth Fund. Ms. Scott has held her Fund responsibilities since February 2001.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Mid Cap Growth Fund on page 233:

Mr. Brown has held his Fund responsibilities for Ivy Mid Cap Growth Fund since October 2016. Biographical information for Mr. Brown is listed below under The Management of the Funds—Portfolio Management—Ivy Mid Cap Income Opportunities Fund.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Science and Technology Fund on page 234:

Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Ivy Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Science and Technology Fund on page 234:

Mr. Warden has held his Fund responsibilities since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Warden joined Waddell & Reed in 2003 as an investment analyst and became an assistant portfolio manager in 2014. He earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas — Austin.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Small Cap Growth Fund on page 234:

Timothy J. Miller, Kenneth G. McQuade and Brad Halverson are primarily responsible for the day-to-day portfolio management of Ivy Small Cap Growth Fund. Mr. Miller has held his Fund responsibilities since April 2010.

Effective October 1, 2016, the following paragraphs are inserted as new paragraphs immediately following the first paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Small Cap Growth Fund on page 234:

Mr. McQuade has held his Fund responsibilities since October 2016. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small cap accounts from August 2003 until March 2010 and has served as a portfolio manager on another fund managed by WRIMCO since 2006. Mr. McQuade is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. He earned a BS degree in finance from Bradley University.

Mr. Halverson has held his Fund responsibilities since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Halverson joined Waddell & Reed in 2008 as an investment analyst on the small cap growth team. He earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

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IVY FUNDS

Supplement dated September 30, 2016 to the

Ivy Funds Statement of Additional Information

dated July 29, 2016

Effective August 1, 2016, Henry J. Herrmann retired as CEO of Waddell & Reed Financial, Inc. (WDR); and as President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO); and was replaced in all such offices by Philip J. Sanders. Mr. Herrmann also resigned as a Director of IICO, WRIMCO, Waddell & Reed Services Company (WISC), W&R Capital Management Group, Inc., Ivy Distributors, Inc. and Waddell & Reed, Inc. and as President of each of the funds in the Fund Complex, and no longer serves as a member of management’s Valuation Committee. Information regarding Mr. Sanders is included below.

The following portfolio management changes are effective as of the dates listed below:

Effective August 1, 2016, Bradley M. Klapmeyer replaced Philip J. Sanders as one of the co-portfolio managers for Ivy Large Cap Growth Fund. All references to Mr. Sanders and his portfolio management of Ivy Large Cap Growth Fund in the SAI are deleted. Information regarding Mr. Klapmeyer as of August 31, 2016, is included below.

Effective August 31, 2016, Andrew Massie is no longer a co-portfolio manager for Ivy Cundill Global Value Fund. All references and information related to Mr. Massie are deleted in their entirety.

Effective September 1, 2016, Lisa L. Kaufman replaced Keith R. Pauley as one of the co-portfolio managers for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund. All references and information related to Mr. Pauley are deleted in their entirety. As of August 31, 2016, Ms. Kaufman did not manage any accounts and did not own any shares in the Fund Complex.

Effective October 1, 2016, Nathan A. Brown joins Kimberly A. Scott as a co-portfolio manager for Ivy Mid Cap Growth Fund. Information regarding Mr. Brown as of August 31, 2016, is included below.

Effective October 1, 2016, Michael T. Wolverton joins David P. Ginther as a co-portfolio manager for Ivy Energy Fund and Ivy Global Natural Resources Fund. As of August 31, 2016, Mr. Wolverton did not manage any accounts, but did own shares in the Fund Complex as noted below.

Effective October 1, 2016, John C. Maxwell and Aaron Young replace F. Chace Brundige and Cynthia Prince-Fox as co-portfolio managers for Ivy Managed International Opportunities Fund. Information regarding Mr. Maxwell as of August 31, 2016 is included below. As of August 31, 2016, Mr. Young did not manage any accounts, but did own shares in the Fund Complex as noted below.

Effective October 1, 2016, Kenneth G. McQuade and Brad Halverson join Timothy J. Miller as co-portfolio managers for Ivy Small Cap Growth Fund. Information regarding Mr. McQuade as of August 31, 2016 is included below. As of August 31, 2016, Mr. Halverson did not manage any accounts, but did own shares in the Fund Complex as noted below.

Effective October 1, 2016, Bradley J. Warden joins Zachary H. Shafran as a co-portfolio manager for Ivy Science and Technology Fund. As of August 31, 2016, Mr. Warden did not manage any accounts, but did own shares in the Fund Complex as noted below.

The following is inserted as a new row in the “Management of the Trust — Trustees and Officers — Officers” table beginning on page 62:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Philip J. Sanders*	President	2016	2016	CEO of WDR (August 2016 to

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

6300 Lamar Avenue Overland Park, KS 66202 1959	Vice President	2006	2006	present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

*	Mr. Sanders was Vice President of the Trust and the Fund Complex from 2006 until his appointment as President in August 2016.

Effective October 1, 2016, the following is added after the last table in the “Portfolio Managers” section on page 117:

The following tables provide information relating to the portfolio managers of the specified Funds as of August 31, 2016:

Nathan A. Brown—Ivy Mid Cap Growth Fund*

                                   Ivy Mid Cap Income Opportunities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$203.1	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Brown assumed co-investment management responsibilities for Ivy Mid Cap Growth Fund effective October 1, 2016.
**	This data does not include Ivy Mid Cap Growth Fund, since Mr. Brown was not the portfolio manager of Ivy Mid Cap Growth Fund on August 31, 2016.

Bradley M. Klapmeyer—Ivy Large Cap Growth Fund*

                                            Ivy Tax-Managed Equity Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$4,675.4	$290.1	$2,171.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$97.7

*	Mr. Klapmeyer assumed co-investment management responsibilities for Ivy Large Cap Growth Fund effective August 1, 2016.

John C. Maxwell—Ivy International Core Equity Fund

                                  Ivy Managed International Opportunities Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$5,361.5	$97.2	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Maxwell assumed co-investment management responsibilities for Ivy Managed International Opportunities Fund effective October 1, 2016.
**	This data does not include Ivy Managed International Opportunities Fund, since Mr. Maxwell was not the portfolio manager of Ivy Managed International Opportunities Fund on August 31, 2016.

Kenneth G. McQuade—Ivy Small Cap Growth Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$444.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. McQuade assumed co-investment management responsibilities for Ivy Small Cap Growth Fund effective October 1, 2016.
**	This data does not include Ivy Small Cap Growth Fund, since Mr. McQuade was not the portfolio manager of Ivy Small Cap Growth Fund on August 31, 2016.

Effective October 1, 2016, the following is added after the last table in the “Portfolio Managers — Ownership of Securities” section on page 119:

As of August 31, 2016, the dollar range of shares beneficially owned by the portfolio managers listed below is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Nathan A. Brown	Ivy Mid Cap Growth[1]	$100,001 to $500,000	$0	$500,001 to $1,000,000
	Ivy Mid Cap Income Opportunities	$100,001 to $500,000	N/A
Brad Halverson	Ivy Small Cap Growth[2]	$10,001 to $50,000	$0	$100,001 to $500,000

Bradley M. Klapmeyer	Ivy Large Cap Growth[3]	$0	$10,001 to $50,000	$100,001 to $500,000
	Ivy Tax-Managed Equity	$0	$0
John C. Maxwell	Ivy International Core Equity	$0	$0	$500,001 to $1,000,000
	Ivy Managed International Opportunities[4]	$0	$0
Kenneth G. McQuade	Ivy Small Cap Growth[5]	$0	$0	$500,001 to $1,000,000
Michael T. Wolverton	Ivy Energy[6]	$10,001 to $50,000	$0	$100,001 to $500,000
	Ivy Global Natural Resources[6]	$0	$0
Bradley J. Warden	Ivy Science and Technology[7]	$100,001 to $500,000	$0	$500,001 to $1,000,000
Aaron Young	Ivy Managed International Opportunities[8]	$0	$0	$100,001 to $500,000

[1]	Mr. Brown assumed co-investment management responsibilities for Ivy Mid Cap Growth Fund effective October 1, 2016.
[2]	Mr. Halverson assumed co-investment management responsibilities for Ivy Small Cap Growth Fund effective October 1, 2016.
[3]	Mr. Klapmeyer assumed co-investment management responsibilities for Ivy Large Cap Growth Fund effective August 1, 2016.
[4]	Mr. Maxwell assumed co-investment management responsibilities for Ivy Managed International Opportunities Fund effective October 1, 2016.
[5]	Mr. McQuade assumed co-investment management responsibilities for Ivy Small Cap Growth Fund effective October 1, 2016.
[6]	Mr. Wolverton assumed co-investment management responsibilities for Ivy Energy Fund and Ivy Global Natural Resources Fund effective October 1, 2016.
[7]	Mr. Warden assumed co-investment management responsibilities for Ivy Science and Technology Fund effective October 1, 2016.
[8]	Mr. Young assumed co-investment management responsibilities for Ivy Managed International Opportunities Fund effective October 1, 2016.

With limited exceptions, a portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of August 31, 2016, the dollar range of shares deemed owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
John C. Maxwell	Ivy International Core Equity	$500,001 to $1,000,000	$500,001 to $1,000,000
	Ivy Managed International Opportunities[2]	$0
Kenneth G. McQuade	Ivy Small Cap Growth[3]	$50,001 to $100,000	$50,001 to $100,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Maxwell assumed co-investment management responsibilities for Ivy Managed International Opportunities Fund effective October 1, 2016.
[3]	Mr. McQuade assumed co-investment management responsibilities for Ivy Small Cap Growth Fund effective October 1, 2016.